UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska     68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

2013

Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Dear Shareholders,

Following 2012, in which the Al Frank Fund – Investor Class (VALUX) enjoyed a return of 17.26% for the full year, while the Al Frank Dividend Value Fund – Investor Class (VALDX) produced a return of 17.20%, 2013 also saw positive performance numbers that well exceeded the historical averages for equities (as calculated by Morningstar) of 10.1% to 12.3% from January 1926 through December 2013. For the full year 2013, VALUX posted a total return of 37.06%, while VALDX turned in a return of 35.65%, both figures comparing favorably to the 33.55% total return of the Russell 3000® Index and the 32.39% total return of the S&P 500® Index over the same period.

Al Frank Fund Average Annual Total Return as of 12/31/2013

	Al Frank Fund Investor Class *	Al Frank Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	37.06%	37.39%	33.55%	32.39%
5 years	19.68%	19.97%	18.71%	17.94%
10 years	7.39%	N/A	7.88%	7.41%
Since Inception 1.2.98	11.16%		6.39%	6.00%
Since Inception 4.30.06		5.20%	7.07%	6.85%

*	Commencement of operations 01/2/1998

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 1.55%; Advisor Class 1.29%

Net Annual Fund Operating Expenses: Investor Class 1.49%; Advisor Class 1.24%

Al Frank Dividend Value Fund Average Total Return as of 12/31/2013

	Al Frank Dividend Fund Investor Class*	Al Frank Dividend Fund Advisor Class**	Russell 3000® Index	S&P 500® Index
1 year	35.65%	35.97%	33.55%	32.39%
5 years	16.76%	17.05%	18.71%	17.94%
Since Inception 9.30.04	7.55%		8.36%	7.85%
Since Inception 4.30.06		5.49%	7.07%	6.85%

*	Commencement of operations 09/30/2004

**	Commencement of operations 04/30/2006

Total Annual Fund Operating Expenses: Investor Class 2.01%; Advisor Class 1.75%

Net Annual Fund Operating Expenses: Investor Class 1.98%; Advisor Class 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting alfrankfunds.com. The Funds impose a 2% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. Had the fee been included, returns would be lower.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

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The following attribution analysis illustrates some of the reasons why the Funds performed as they did during 2013 relative to their benchmarks, the Russell 3000® Index and the S&P 500® Index. During this timeframe, VALUX benefited from relatively better stock selection within the Industrial and Financial sectors, and an overweight position and stock selection within the Information Technology space. An overweight position and poor stock selection within the Materials sector was the major detractor from relative performance. Additionally, weaker stock selection within the Consumer Discretionary and Telecommunication Services sectors pulled down aggregate performance, while favorable stock picking in the Consumer Staples area boosted returns during the period. And our relatively modest cash position negatively impacted performance.

The Al Frank Fund’s allocation to large-cap stocks and selection within this market-cap strata provided the largest boost to relative performance. Additionally, overweight positions and stock selection in the small and micro-cap spaces benefited the Fund during 2013. However, a material underweight position and slightly weaker stock selection amongst giant-size companies negatively impacted relative performance. Looking at specific stocks, the top five positions that had the greatest positive impact on the portfolio during 2013 were Navios Maritime Holdings, Manpower Inc., Seagate Tech, Walt Disney and Protective Life. On the other side of the ledger, Yamana Gold, M.D.C. Holdings Inc., BHP Billiton Ltd., Portugal Telecom and Barrick Gold and had the largest negative impact.

The weights as of 12/31/13 for the positions discussed above are as follows:

Navios Maritime Holdings: 1.6%, Manpower Inc.: 2.3%, Seagate Tech: 2.7%, Walt Disney: 2.3%; Protective Life: 1.4%; Yamana Gold: 0.7%, M.D.C. Holdings Inc.: 1.4%, BHP Billiton Ltd.: 1.1%, Portugal Telecom: 0.9% and Barrick Gold: 0.9%

Al Frank Fund

Top 15 Positions, Sector Composition, and Composition by Market Capitalization as of 12/31/2013

Company Name	% Net Assets	Sector	% Net Assets	Market Cap	% Net Assets
Seagate Technology PLC	2.7%	Information Technology	19.7%	Large Cap	43.5%
ManpowerGroup, Inc	2.3%	Financials	14.6%	Giant Cap	30.0%
Disney (Walt) Company	2.3%	Consumer Discretionary	14.1%	Medium Cap	16.4%
Comcast Corp	2.2%	Industrials	13.8%	Small Cap	8.6%
Norfolk Southern Corp	2.0%	Energy	12.7%	Micro Cap	1.5%
Aetna Inc	1.9%	Materials	7.0%
JPMorgan Chase & Co	1.9%	Consumer Staples	6.9%
Walgreen Co	1.8%	Health Care	6.4%
Microsoft Corp	1.8%	Short-Term Investments	5.3%
Eaton Corp PLC	1.8%	Telecommunications	2.8%
Archer-Daniels-Midland Co	1.8%
Tyson Foods, Inc	1.7%
Apple, Inc	1.7%
Exxon Mobil Corporation	1.6%
BB&T Corporation	1.6%

Source: Al Frank

Fund holdings, sector composition and composition by market capitalization are subject to change without notice and are not recommendations to buy or sell any security.

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During the twelve month timeframe, VALDX also benefited from relatively better stock selection within the Industrial and Financial sectors, and an overweight position and stock selection within the Information Technology space. As with VALUX, an overweight position and poor stock selection within the Materials sector was the major detractor from relative performance. Additionally, weaker stock picking within HealthCare and Energy hurt aggregate performance while better stock selection in Consumer Staples helped returns. Cash also proved to be a drag on the performance of VALDX.

While the Fund benefited from a relatively overweight position and stock selection within the large, mid and smallcap spaces, the material underweight giant-size company position negatively impacted relative performance compared to the benchmark. Looking at specific stocks, the top five positions that had the largest positive impact on the portfolio during 2013 were Navios Maritime Holdings, Seagate Tech, Aceto Corp, Manpower Inc. and Protective Life. On the other side of the ledger, Yamana Gold Inc., Newmont Mining, Anworth Mortgage, BHP Billiton Ltd. and Diamond Offshore had the largest negative impact.

The weights as of 12/31/13 for the positions discussed above are as follows:

Navios Maritime Holdings: 1.9%; Seagate Tech: 2.6%; Aceto Corp: 0%; Manpower Inc.: 1.4%; Protective Life: 1.7%; Yamana Gold Inc.: 0.7%; Newmont Mining: 0.5%; Anworth Mortgage: 0.9%; BHP Billiton Ltd.: 1.0% and Diamond Offshore: 0.8%.

Al Frank Dividend Value Fund

Top 15 Positions, Sector Composition, and Composition by Market Capitalization as of 12/31/2013

Company Name	% Net Assets	Sector	% Net Assets	Market Cap	% Net Assets
Seagate Technology PLC	2.6%	Information Technology	17.6%	Large Cap	39.5%
Eaton Corp PLC	2.4%	Financials	17.0%	Giant Cap	33.5%
Navios Maritime Holdings, Inc	1.9%	Consumer Discretionary	12.6%	Medium Cap	18.0%
Whirlpool Corporation	1.8%	Industrials	11.8%	Small Cap	9.0%
Tyson Foods, Inc	1.8%	Energy	9.9%	Micro Cap	0.0%
JPMorgan Chase & Co	1.7%	Health Care	8.7%
Protective Life Corp	1.7%	Consumer Staples	7.2%
Goldman Sachs Group, Inc	1.7%	Materials	6.6%
Microsoft Corp	1.6%	Short-Term Investments	3.9%
BB&T Corporation	1.6%	Telecommunications	3.6%
Merck & Company, Inc	1.6%	Utilities	1.1%
Aetna Inc	1.6%
Waste Management, Inc	1.6%
Disney (Walt) Company	1.6%
Archer-Daniels-Midland Co	1.5%

Source: Al Frank

Fund holdings, sector composition and composition by market capitalization are subject to change without notice and are not recommendations to buy or sell any security.

**********

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We know that we will not always be able to outperform the benchmarks in the short run, especially as our focus is always on the long-term prospects of the Funds and the stocks contained therein. As such, we remain pleased with our long-term performance comparisons. For example, as of 12/31/13, the Al Frank Fund – Investor Class (VALUX) has enjoyed a 11.16% annualized rate of return since its inception on January 2, 1998, compared to a 6.39% annualized return for the Russell 3000® Index and a 6.00% annualized return for the S&P 500® Index over the same period. As of 12/31/13, the Al Frank Dividend Value Fund – Investor Class (VALDX), with its emphasis on dividend-paying stocks, has had a 7.55% annualized rate of return since its inception on September 30, 2004, versus a 8.36% annualized return for the Russell 3000® Index and a 7.85% annualized return for the S&P 500® Index over the same period.

Remember that both of our Funds seek broad diversification with exposure across nearly all market sectors. Also, as the charts above illustrate, we remain very much an all-cap manager, with representation in micro, small, mid, large and giant-caps. We have always been equal opportunity stock pickers, free to go where we believe the bargains reside. In fact, in recent years we have moved more toward larger-cap holdings, given the opportunities we believe were presented by the relatively inexpensive valuations that were created as a result of small and mid-cap stocks dramatically outperforming since the turn of the millennium. Continued support for the shift can be found in the December 2013 S&P Indices Market Attributes report. Standard & Poor’s states that the price return since December 1999 on the Large-Cap S&P 500® Index has been +25.80% through December 31, 2013, compared to +201.92% for the S&P MidCap 400® Index and +236.49% for the S&P SmallCap 600® Index. And on the valuation side, Standard & Poor’s shows a price to earnings ratio of 15.2 times 2014 estimated earnings for the S&P 500® Index versus a P/E of 18.0 for the S&P MidCap 400® Index and 18.8 for the S&P SmallCap 600® Index.

**********

It seems to us that it’s hard to find a better word to sum up 2013 in the U.S. equity markets than spectacular. After all, the Dow Jones Industrial Average closed at all-time highs on 52 separate occasions on its way to a full-year total return of 29.7%, while the large-cap S&P 500 and our broad-based Russell 3000 benchmark index enjoyed total returns of 32.4% and 33.6%, respectively. Happily, our all-cap value portfolios, on average, turned in even better 2013 performance numbers than the above mentioned indexes, despite seeing the value stocks we favor generally lag behind growth stocks. We suspect that few were complaining, but the Russell 3000 Growth Index outperformed the Russell 3000 Value Index by a score of 34.2% to 32.7%.

The returns of U.S. stocks last year were even more impressive when considering economic growth was hardly robust as taxes were hiked and government spending was reduced. What’s more, terrorists attacked the Boston Marathon, the Middle East remained a tinderbox, Washington shut down for 16 days, the Federal Reserve began to taper its unprecedented $85 billion monthly bond-buying program, the yield on the benchmark 10-year U.S. Treasury spiked and corporate profit growth was far from stellar. Of course, the equity markets seem to face all sorts of headwinds every year, which is why we learned long ago that it is far better to buy and seek to harvest a broadly diversified portfolio of undervalued stocks to be held for their long-term appreciation potential rather than to try to predict where the Dow or S&P might end the year.

Indeed, we concede that the magnitude of the advance last year took us by surprise, especially when compared to the historical 9.8% to 11.9% per-annum average returns for U.S. equities over the past eight-plus decades, according to Morningstar. And outside of Japan, where the Nikkei 225 index gained nearly 60% in local currency (30.5% in U.S. dollars, according to Bloomberg), stock market returns here at home dwarfed those seen around the world. Believe it or not, the Dow Jones Emerging Market Index actually posted a small loss of 0.7% while the Dow Jones Global ex-U.S. Index returned ‘only’ 16.0% (both in U.S. dollars).

Looking at investment alternatives to stocks, precious metals were anything but in 2013, as gold tumbled 28.6%, silver plunged 36.6% and platinum dropped 11.8%. Meanwhile, fixed income as a whole had its worst year since 1994. Total return calculations from Barclays Capital show the Intermediate-Term Treasury and Mortgage-Backed Securities indexes lower by 1.3% to 1.4%, while the U.S. Credit Index AA-rated segment and the

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Municipal Bond index dipped by 2.5% to 2.7%. Incredibly, the Long-Term Treasury index plunged by a whopping 12.7%, though the High Yield index actually increased 6.6%.

Looking ahead, we remain optimistic about the long-term prospects for our undervalued stocks, as economic data is improving yet the Federal Reserve is friendly, corporate balance sheets and income statements are healthy, and valuations are reasonable within the context of the historically low interest rate environment.

While we in no way think we will be free from volatility in 2014, we continue to find it fascinating that investors seem to remain quite skittish and are seemingly willing to make short-term jumps out of stocks at the drop of the proverbial hat. As we have often reminded our valued investors, more money has been lost in anticipation of a correction than has been lost in the corrections themselves. Over the years, we’ve learned to live with a measure of concern and volatility, we still believe that broadly-diversified portfolios of undervalued stocks will provide handsome rewards in the fullness of time.

**********

We pride ourselves on our educational heritage and we are always striving to keep shareholders and prospective shareholders abreast of our thinking. While many are receiving our philosophical musings via their subscriptions to The Prudent Speculator newsletter, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at AFAM | Innealta Capital thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us, and I am proud to say that I continue to invest my own money right alongside our shareholders in both of our Funds.

Sincerely,

John Buckingham

The Russell 3000 Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

S&P 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. midcapitalization stocks.

S&P SmallCap 600 measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

MSCI Emerging Markets Index captures large and mid cap representation across 21 Emerging Markets (EM) countries. With 819 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Dow Jones UBS Commodity Index: is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.

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Al Frank Funds

EXPENSE EXAMPLE at December 31, 2013 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/13– 12/31/13).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the operating expenses limitation agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

Al Frank Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*

Actual	$1,000.00	$1,188.90	$8.22

Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.
6

Al Frank Funds

EXPENSE EXAMPLE at December 31, 2013 (Unaudited), (Continued)

Al Frank Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*

Actual	$1,000.00	$1,190.60	$6.85

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*

Actual	$1,000.00	$1,171.80	$10.84

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184(days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*

Actual	$1,000.00	$1,173.90	$9.48

Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.
7

Al Frank Funds

Portfolio Review (Unaudited)

Al Frank Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.13 (1)

	Al Frank	Al Frank
	Fund -	Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class*	Class**	Index	Index
1 year	37.06%	37.39%	33.55%	32.39%
5 years	19.68%	19.97%	18.71%	17.94%
10 years	7.39%	N/A	7.88%	7.41%
Since 1.2.98 inception	11.16%	N/A	6.39%	6.00%
Since 4.30.06 inception	N/A	5.20%	7.07%	6.85%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on January 2, 1998.

**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

8

Al Frank Funds

Portfolio Review (Unaudited)

Al Frank Dividend Value Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Dividend Value Fund - Investor Class vs. the Russell 3000 Index and the S&P 500 Index.

Average Annual Total Return As of 12.31.13 (1)

	Al Frank	Al Frank
	Dividend	Dividend
	Value Fund -	Value Fund -	Russell	S&P
	Investor	Advisor	3000®	500®
	Class*	Class**	Index	Index
1 year	35.65%	35.97%	33.55%	32.39%
5 years	16.76%	17.05%	18.71%	17.94%
Since 9.30.04 inception	7.55%	N/A	8.36%	7.85%
Since 4.30.06 inception	N/A	5.49%	7.07%	6.85%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, returns would be reduced.

*	Commencement of operations on September 30, 2004.
**	Commencement of operations on April 30, 2006.

(1)	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do no incur expenses and are not available for investment.

9

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2013

Shares		Value
	COMMON STOCKS - 98.11%
	CONSUMER DISCRETIONARY - 14.10%
	Auto Components - 0.96%
50,000	Titan International, Inc.	$899,000

	Hotels, Restaurants & Leisure - 1.27%
25,000	Royal Caribbean Cruises Ltd. (b)	1,185,500

	Household Durables - 2.90%
40,000	M.D.C. Holdings, Inc. (a)	1,289,600
9,000	Whirlpool Corp.	1,411,740
		2,701,340
	Leisure Equipment & Products - 1.53%
26,000	Hasbro, Inc. (c)	1,430,260

	Media - 4.52%
40,000	Comcast Corp. - Class A	2,078,600
28,000	Walt Disney Co.	2,139,200
		4,217,800
	Multiline Retail - 0.97%
16,000	Kohl’s Corp.	908,000

	Specialty Retail - 1.95%
60,000	American Eagle Outfitters	864,000
60,000	Staples, Inc.	953,400
		1,817,400
	Total Consumer Discretionary (Cost $7,505,054)	13,159,300

	CONSUMER STAPLES - 6.94%
	Discount Stores - 1.64%
11,700	Target Corp.	740,259
10,000	Wal-Mart Stores, Inc.	786,900
		1,527,159
	Food & Staples Retailing - 1.85%
30,000	Walgreen Co.	1,723,200

	Food Products - 3.45%
38,000	Archer-Daniels-Midland Co.	1,649,200
47,000	Tyson Foods, Inc. - Class A	1,572,620
		3,221,820
	Total Consumer Staples (Cost $3,619,767)	6,472,179

	ENERGY - 12.74%
	Energy Equipment & Services - 1.18%
20,000	Baker Hughes, Inc.	1,105,200

	Marine Shipping - 1.32%
75,000	Ship Finance International Ltd. (b)	1,228,500

See accompanying notes to financial statements.

10

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	Oil, Gas & Consumable Fuels - 8.71%
10,000	Apache Corp.	$859,400
20,000	Eni S.p.A - ADR (c)	969,800
12,500	Ensco PLC (b)	714,750
15,000	Exxon Mobil Corp.	1,518,000
22,000	HollyFrontier Corp.	1,093,180
36,000	Marathon Oil Corp.	1,270,800
7,500	Royal Dutch Shell PLC - ADR	534,525
19,000	Total SA - ADR	1,164,130
		8,124,585
	Oilfield Services/Equipment - 1.53%
19,000	Bristow Group, Inc.	1,426,140

	Total Energy (Cost $8,024,942)	11,884,425

	FINANCIALS - 14.58%
	Capital Markets - 1.31%
35,000	Bank of New York Mellon Corp.	1,222,900

	Commercial Banks - 6.56%
40,000	BB&T Corp.	1,492,800
11,000	Canadian Imperial Bank of Commerce (b)	939,510
13,000	Capital One Financial Corp.	995,930
20,487	Credit Suisse Group AG - ADR (c)	635,917
9,000	PNC Financial Services Group, Inc.	698,220
30,000	Wells Fargo & Co.	1,362,000
		6,124,377
	Diversified Financial Services - 1.88%
30,000	JPMorgan Chase & Co.	1,754,400

	Insurance - 3.76%
16,000	MetLife, Inc.	862,720
25,000	Protective Life Corp.	1,266,500
15,000	Prudential Financial, Inc.	1,383,300
		3,512,520
	Real Estate Investment Trusts (REITs) - 1.07%
55,000	BioMed Realty Trust, Inc.	996,600

	Total Financials (Cost $7,833,820)	13,610,797

	HEALTH CARE - 6.40%
	Health Care Equipment & Supplies - 2.67%
18,000	Baxter International, Inc.	1,251,900
20,000	St. Jude Medical, Inc.	1,239,000
		2,490,900
	Health Care Providers & Services - 1.91%
26,000	Aetna, Inc.	1,783,340

	Pharmaceuticals - 1.82%
15,000	Abbott Laboratories	574,950
14,000	Novartis AG - ADR	1,125,320
		1,700,270
	Total Health Care (Cost $2,879,322)	5,974,510

See accompanying notes to financial statements.

11

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value

	INDUSTRIALS - 13.79%
	Aerospace & Defense - 1.43%
14,000	General Dynamics Corp.	$1,337,700

	Construction & Engineering - 2.24%
10,000	Caterpillar, Inc.	908,100
45,000	Tutor Perini Corp. (a)	1,183,500
		2,091,600
	Environmental Services - 1.44%
30,000	Waste Management Inc.	1,346,100

	Farm - 1.03%
10,500	Deere & Co.	958,965

	Human Resource & Employment Services - 2.30%
25,000	Manpower, Inc.	2,146,500

	Machinery - 1.80%
22,000	Eaton Corp. PLC (b)	1,674,640

	Marine - 1.56%
130,000	Navios Maritime Holdings Inc. (b)	1,450,800

	Road & Rail - 1.99%
20,000	Norfolk Southern Corp.	1,856,600

	Total Industrials (Cost $7,819,799)	12,862,905

	INFORMATION TECHNOLOGY - 19.72%
	Communications Equipment - 0.84%
35,000	Cisco Systems, Inc.	785,750

	Computers & Peripherals - 6.06%
2,800	Apple Inc.	1,571,108
25,000	Lexmark International, Inc. - Class A	888,000
45,000	Seagate Technology PLC (b)	2,527,200
50,000	Xyratex Ltd. (b)	664,500
		5,650,808
	Electronic Equipment, Instruments & Components - 2.29%
55,000	Corning, Inc.	980,100
50,000	Benchmark Electronics, Inc. (a)	1,154,000
		2,134,100
	IT Services - 1.21%
6,000	International Business Machines Corp.	1,125,420

	Semiconductors & Semiconductor Equipment - 4.27%
35,000	Intel Corp.	908,600
12,000	KLA-Tencor Corp.	773,520
30,000	Microchip Technology, Inc.	1,342,500
60,000	NVIDIA Corp.	961,200
		3,985,820

See accompanying notes to financial statements.

12

Al Frank Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	Software - 5.05%
45,000	Activision Blizzard, Inc.	$802,350
136,000	American Software, Inc. - Class A	1,342,320
45,000	Microsoft Corp.	1,684,350
23,000	Oracle Corporation	879,980
		4,709,000
	Total Information Technology (Cost $10,676,680)	18,390,898

	MATERIALS - 7.04%
	Chemicals - 3.09%
20,000	Celanese Corp. - Class A	1,106,200
15,000	E.I. Du Pont de Nemours and Co.	974,550
17,000	The Mosaic Company	803,590
		2,884,340
	Metals & Mining - 3.95%
50,000	Barrick Gold Corp (b)	881,500
15,000	BHP Billiton Ltd. - ADR (c)	1,023,000
30,000	Freeport-McMoRan Copper & Gold, Inc.	1,132,200
75,000	Yamana Gold, Inc. (b)	646,500
		3,683,200
	Total Materials (Cost $5,208,753)	6,567,540

	TELECOMMUNICATION SERVICES - 2.80%
	Diversified Telecommunication Services - 2.80%
37,000	Nippon Telegraph & Telephone Corp. - ADR	1,000,480
202,050	Portugal Telecom, SGPS, S.A. - ADR (c)	872,856
60,000	Telefonaktiebolaget LM Ericsson (b)	734,400
	Total Telecommunication Services (Cost $2,511,117)	2,607,736

	TOTAL COMMON STOCKS (Cost $56,079,254)	91,530,290

	SHORT-TERM INVESTMENTS - 5.25%
	Money Market Fund - 1.83%
1,705,050	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.06% (d)	1,705,050

	Investments Purchased as Securities Lending Collateral - 3.42%
3,194,582	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.06% (d)	3,194,582
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,899,632)	4,899,632

	Total Investments (Cost ($60,978,886)* 103.36%	$96,429,922
	Liabilities in Excess of Other Assets: (3.36)%	(3,136,879)
	NET ASSETS: 100.00%	$93,293,043

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $60,978,886 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$35,746,142
Unrealized Depreciation:	(295,106)
Net Unrealized Appreciation:	$35,451,036

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	U.S. traded security of a foreign issuer.

(c)	All or a portion of this security is on loan. Total loaned securities had a value of $3,147,163 at December 31, 2013.

(d)	Rate shown is the 7-day annualized yield as of December 31, 2013.

See accompanying notes to financial statements.

13

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2013

Shares		Value
	COMMON STOCKS - 96.11%
	CONSUMER DISCRETIONARY - 12.62%
	Household Durables - 2.91%
5,800	M.D.C. Holdings, Inc. (c)	$186,992
2,000	Whirlpool Corp.	313,720
		500,712
	Health and Personal Care Stores - 1.26%
13,000	PetMed Express, Inc.	216,190

	Household Products/Wares - 1.09%
1,800	Kimberly-Clark Corp.	188,028

	Leisure Equipment & Products - 1.44%
4,500	Hasbro, Inc.	247,545

	Media - 2.62%
3,500	Comcast Corp. - Class A	181,878
3,500	Walt Disney Co.	267,400
		449,278
	Specialty Retail - 3.30%
11,000	American Eagle Outfitters, Inc.	158,400
4,500	Foot Locker, Inc.	186,480
14,000	Staples, Inc.	222,460
		567,340
	Total Consumer Discretionary (Cost $1,380,463)	2,169,093

	CONSUMER STAPLES - 7.15%
	Discount Stores - 1.15%
2,500	Wal-Mart Stores, Inc.	196,725

	Food & Staples Retailing - 1.51%
4,500	Walgreen Co.	258,480

	Food Products - 3.27%
6,000	Archer-Daniels-Midland Co.	260,400
9,000	Tyson Foods, Inc. - Class A	301,140
		561,540
	Food Wholesale - 1.22%
8,640	Spartan Stores, Inc.	209,779

	Total Consumer Staples (Cost $806,838)	1,226,524

	ENERGY - 9.85%
	Energy Equipment & Services - 0.76%
2,300	Diamond Offshore Drilling, Inc.	130,916

	Marine Shipping - 0.95%
10,000	Ship Finance International Ltd. (a)	163,800

See accompanying notes to financial statements.

14

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	Oil, Gas & Consumable Fuels - 8.14%
1,400	Apache Corp.	$120,316
3,800	Eni S.p.A - ADR	184,262
3,500	Ensco PLC (a)	200,130
2,400	Exxon Mobil Corp.	242,880
4,400	HollyFrontier Corp.	218,636
6,500	Marathon Oil Corp.	229,450
3,300	Total SA - ADR	202,191
		1,397,865
	Total Energy (Cost $1,363,043)	1,692,581

	FINANCIALS - 17.02%
	Commercial Banks - 1.63%
7,500	BB&T Corp.	279,900

	Diversified Financial Services - 4.09%
5,000	JPMorgan Chase & Co.	292,400
16,000	KeyCorp	214,720
4,300	Wells Fargo & Co.	195,220
		702,340
	Insurance - 4.36%
3,700	Allstate Corp.	201,798
5,700	Protective Life Corp.	288,762
2,800	Prudential Financial, Inc.	258,216
		748,776
	Investment Banks/Brokers - 2.77%
1,600	Goldman Sachs Group, Inc.	283,616
3,500	HSBC Holdings PLC (a)	192,955
		476,571
	Real Estate Investment Trusts (REITS) - 2.89%
35,000	Anworth Mortgage Asset Corp.	147,350
10,000	BioMed Realty Trust, Inc.	181,200
4,000	Rayonier, Inc.	168,400
		496,950
	Thrifts & Mortgage Finance - 1.28%
13,000	New York Community Bancorp, Inc.	219,050
	Total Financials (Cost $2,272,597)	2,923,587

	HEALTH CARE - 8.73%
	Health Care Equipment & Supplies - 2.59%
3,500	Baxter International, Inc.	243,425
3,500	Medtronic, Inc.	200,865
		444,290
	Health Care Providers & Services - 1.60%
4,000	Aetna, Inc.	274,360

See accompanying notes to financial statements.

15

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	Pharmaceuticals - 4.54%
3,700	Abbott Laboratories	$141,821
5,500	Merck & Co., Inc.	275,275
2,500	Novartis AG - ADR	200,950
5,300	Pfizer, Inc.	162,339
		780,385
	Total Health Care (Cost $1,007,778)	1,499,035

	INDUSTRIALS - 11.81%
	Construction & Engineering - 1.08%
2,035	Caterpillar, Inc.	184,798

	Electronic Components - 0.89%
11,000	AVX Corp.	153,230

	Environmental Services - 1.57%
6,000	Waste Management Inc.	269,220

	Farm - 1.23%
2,310	Deere & Co.	210,972

	Human Resource & Employment Services - 1.35%
2,700	Manpowergroup, Inc.	231,822

	Machinery - 2.39%
5,400	Eaton Corp. PLC (a)	411,048

	Marine - 1.95%
30,000	Navios Maritime Holdings Inc. (a)	334,800

	Road & Rail - 1.35%
2,500	Norfolk Southern Corp.	232,075

	Total Industrials (Cost $1,334,185)	2,027,965

	INFORMATION TECHNOLOGY - 17.62%
	Communications Equipment - 1.31%
10,000	Cisco Systems, Inc.	224,500

	Computers & Peripherals - 6.64%
450	Apple, Inc.	252,500
6,000	Lexmark International, Inc. - Class A	213,120
8,000	Seagate Technology PLC (a)	449,280
17,000	Xyratex Ltd. (a)	225,930
		1,140,830
	Electronic Equipment, Instruments & Components - 1.25%
12,000	Corning, Inc.	213,840

See accompanying notes to financial statements.

16

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	IT Services - 1.20%
1,100	International Business Machines Corp.	$206,327

	Semiconductors & Semiconductor Equipment - 4.13%
10,000	Intel Corp.	259,600
3,100	KLA-Tencor Corp.	199,826
5,600	Microchip Technology, Inc.	250,600
		710,026
	Software - 3.09%
14,000	Activision Blizzard, Inc.	249,620
7,500	Microsoft Corp.	280,725
		530,345
	Total Information Technology (Cost $1,854,565)	3,025,868

	MATERIALS - 6.63%
	Chemicals - 2.47%
1,800	Agrium, Inc.	164,664
4,000	E.I. Du Pont de Nemours and Co.	259,880
		424,544
	Metals & Mining - 4.16%
7,500	Barrick Gold Corp. (a)	132,225
2,500	BHP Billiton Ltd. - ADR	170,500
5,800	Freeport-McMoran Copper & Gold, Inc.	218,892
3,500	Newmont Mining Corp.	80,605
13,000	Yamana Gold, Inc. (a)	112,060
		714,282
	Total Materials (Cost $1,085,144)	1,138,826

	TELECOMMUNICATION SERVICES - 3.58%
	Diversified Telecommunication Services - 3.58%
8,000	Nippon Telegraph & Telephone Corp. - ADR	216,320
47,000	Portugal Telecom, SGPS, S.A. - ADR	203,040
16,000	Telefonaktiebolaget LM Ericsson (a)	195,840
	Total Telecommunication Services (Cost $592,276)	615,200

	UTILITIES - 1.10%
	Electric Integrated - 1.10%
3,000	Entergy Corp.	189,810
	Total Utilities (Cost $191,122)	189,810

	TOTAL COMMON STOCKS (Cost $11,888,011)	16,508,489

See accompanying notes to financial statements.

17

Al Frank Dividend Value Fund
SCHEDULE OF INVESTMENTS at December 31, 2013 (Continued)

Shares		Value
	SHORT-TERM INVESTMENT - 3.85%
	Money Market Fund - 3.85%
661,447	Invesco STIT-STIC Prime Portfolio, Institutional Class, 0.06% (b)	$661,447
	TOTAL SHORT-TERM INVESTMENT (Cost $661,447)	661,447

	Total Investments (Cost ($12,549,458)* 99.96%	$17,169,936
	Other Assets and Liabilities: 0.04%	7,632
	NET ASSETS: 100.00%	$17,177,568

*	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,549,458 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,966,453
Unrealized Depreciation:	(345,975)
Net Unrealized Appreciation:	$4,620,478

ADR - American Depositary Receipt

(a)	U.S. traded security of a foreign issuer.

(b)	Rate shown is the 7-day annualized yield as of December 31, 2013.

(c)	Non-income producing security.

See accompanying notes to financial statements.

18

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2013

	Al Frank Fund	Al Frank Dividend Value Fund
ASSETS
Investments in securities, at value (cost $60,978,886 and $12,549,458, respectively)[1]	$96,429,922	$17,169,936
Receivables:
Dividends and interest	107,954	24,015
Fund shares sold	16,534	—
Dividend Tax Reclaim Receivable	7,832	1,542
Securities lending income	6,181	—
Prepaid expenses	45,589	32,932
Total assets	96,614,012	17,228,425

LIABILITIES
Payables:
Collateral on securities loaned	3,194,582	—
Due to advisor	71,127	19,334
Distribution fees	18,783	3,533
Fees payable to other affiliates	8,536	2,098
Fund shares redeemed	5,671	5,780
Accrued expenses	22,270	20,112
Total liabilities	3,320,969	50,857
NET ASSETS	$93,293,043	$17,177,568

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$88,601,583	$16,668,650
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,376,981	1,158,281
Net asset value, offering and redemption price per share (a)	$26.24	$14.39

Advisor Class
Net assets applicable to shares outstanding	$4,691,460	$508,918
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	178,586	35,544
Net asset value, offering and redemption price per share (a)	$26.27	$14.32

COMPONENTS OF NET ASSETS
Paid-in capital	$57,008,459	$12,087,684
Undistributed net investment income	1,053	—
Accumulated net realized gain on investments	832,495	469,406
Net unrealized appreciation on investments	35,451,036	4,620,478
Net assets	$93,293,043	$17,177,568

[1] Includes loaned securities with a value of	$3,147,163	$—

(a)	Redemption of shares held less than 60 days may be assessed a fee of 2.00%

See accompanying notes to financial statements.

19

Al Frank Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2013

	Al Frank Fund	Al Frank Dividend Value Fund
INVESTMENT INCOME
Income
Dividends (Net of witholding taxes of $73,038 and $14,492)	$2,088,047	$453,641
Interest	1,172	202
Securities lending	69,306	—
Total income	2,158,525	453,843
Expenses
Advisory fees	865,027	160,107
Distribution fees - Investor Class	205,815	38,910
Administration fees	45,491	13,439
Transfer agent fees and expenses	37,496	14,555
Fund accounting fees	35,226	7,897
Registration expense	29,247	28,606
Legal fees	27,684	14,380
Reports to shareholders	24,626	8,486
Chief Compliance Officer fee	15,404	3,208
Audit fees	14,001	14,001
Custody fees	8,860	3,601
Insurance	7,204	4,255
Trustee fees	5,125	5,939
Miscellaneous	7,804	3,471
Total expenses	1,329,010	320,855
Less: Advisory fees waived by Advisor	(49,208)	(4,588)
Net expenses	1,279,802	316,267
Net investment income	878,723	137,576

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments	12,320,889	2,574,617
Net change in unrealized appreciation on investments	13,955,020	2,130,309
Net realized and unrealized gain on investments	26,275,909	4,704,926
Net increase in net assets resulting from operations	$27,154,632	$4,842,502

See accompanying notes to financial statements.

20

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$878,723	$1,442,029
Net realized gain on investments
Affiliates	—	86,161
Non-Affiliates	12,320,889	3,810,547
Net change in unrealized appreciation on investments	13,955,020	8,021,377
Net increase in net assets resulting from operations	27,154,632	13,360,114

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(826,626)	(1,366,462)
Advisor Class	(53,860)	(72,798)
From net realized gain on investments
Investor Class	(11,098,801)	(4,161,100)
Advisor Class	(578,896)	(192,959)
Total distributions to shareholders	(12,558,183)	(5,793,319)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(452,731)	(12,471,202)
Total increase (decrease) in net assets	14,143,718	(4,904,407)

NET ASSETS
Beginning of year	79,149,325	84,053,732
End of year	$93,293,043	$79,149,325
Accumulated net investment income	$1,053	$2,816

(a)	A summary of share transactions is as follows:

Investor Class	Year		Year
	Ended		Ended
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	125,638	$3,292,185	102,728	$2,283,914
Shares issued on reinvestment of distributions	468,498	11,674,979	235,198	5,217,155
Shares redeemed*	(612,973)	(15,841,463)	(913,432)	(20,425,349)
Net decrease	(18,837)	$(874,299)	(575,506)	$(12,924,280)

* Net of redemption fees of		$1,899		$1,063

Advisor Class	Year		Year
	Ended		Ended
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,294	$585,554	31,425	$705,754
Shares issued on reinvestment of distributions	25,179	628,210	11,882	263,799
Shares redeemed*	(29,178)	(792,196)	(23,083)	(516,475)
Net increase	17,295	$421,568	20,224	$453,078

* Net of redemption fees of		$53		$—

See accompanying notes to financial statements.

21

Al Frank Dividend Value Fund

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$137,576	$255,292
Net realized gain on investments	2,574,617	492,991
Net change in unrealized appreciation on investments	2,130,309	1,595,501
Net increase in net assets resulting from operations	4,842,502	2,343,784

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(146,472)	(242,490)
Advisor Class	(5,616)	(7,515)
From net realized gain on investments
Investor Class	(2,077,116)	(346,879)
Advisor Class	(62,909)	(9,262)
Total distributions to shareholders	(2,292,113)	(606,146)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	326,716	(1,928,419)
Total increase (decrease) in net assets	2,877,105	(190,781)

NET ASSETS
Beginning of year	14,300,463	14,491,244
End of year	$17,177,568	$14,300,463
Accumulated net investment income	$—	$6,430

(a)	A summary of share transactions is as follows:

Investor Class	Year		Year
	Ended		Ended
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	65,491	$968,528	38,173	$464,660
Shares issued on reinvestment of distributions	156,022	2,137,503	45,905	564,240
Shares redeemed*	(194,145)	(2,843,504)	(249,620)	(3,015,378)
Net increase/ (decrease)	27,368	$262,527	(165,542)	$(1,986,478)

* Net of redemption fees of		$242		$208

Advisor Class	Year		Year
	Ended		Ended
	December 31, 2013		December 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	507	$7,240	3,697	$42,711
Shares issued on reinvestment of distributions	5,028	68,525	1,372	16,777
Shares redeemed	(788)	(11,576)	(117)	(1,429)
Net increase	4,747	$64,189	4,952	$58,059

* Net of redemption fees of		$7		$—

See accompanying notes to financial statements.

22

Al Frank Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$22.25	$20.44	$27.49	$23.24	$17.33

Income from investment operations:
Net investment income ^	0.26	0.38	0.16	0.07	0.14
Net realized and unrealized gain/(loss) on investments	7.77	3.14	(1.42)	4.26	5.93
Total from investment operations	8.03	3.52	(1.26)	4.33	6.07

Less distributions:
From net investment income	(0.28)	(0.42)	(0.21)	(0.08)	(0.16)
From net realized gain on investments	(3.76)	(1.29)	(5.58)	—	—
Total distributions	(4.04)	(1.71)	(5.79)	(0.08)	(0.16)

Redemption fees retained ^ #	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$26.24	$22.25	$20.44	$27.49	$23.24

Total return	37.06%	17.26%	-4.64%	18.65%	35.02%

Ratios/supplemental data:
Net assets, end of year (thousands)	$88,602	$75,557	$81,168	$106,961	$116,326
Ratio of expenses to average net assets:
Before fee waivers	1.55%	1.70%	1.67%	1.66%	1.67%
After fee waivers	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income to average net assets:
Before fee waivers	0.95%	1.50%	0.40%	0.13%	0.54%
After fee waivers	1.00%	1.71%	0.58%	0.30%	0.72%
Portfolio turnover rate	18.70%	10.77%	34.88%	18.75%	8.43%

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

23

Al Frank Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$22.27	$20.46	$27.52	$23.27	$17.35

Income from investment operations:
Net investment income ^	0.33	0.45	0.22	0.13	0.19
Net realized and unrealized gain/(loss) on investments	7.78	3.13	(1.42)	4.27	5.94
Total from investment operations	8.11	3.58	(1.20)	4.40	6.13

Less distributions:
From net investment income	(0.35)	(0.48)	(0.28)	(0.15)	(0.21)
From net realized gain on investments	(3.76)	(1.29)	(5.58)	—	—
Total distributions	(4.11)	(1.77)	(5.86)	(0.15)	(0.21)

Redemption fees retained	0.00 ^#	—	—	0.00 ^#	—

Net asset value, end of year	$26.27	$22.27	$20.46	$27.52	$23.27

Total return	37.39%	17.55%	-4.40%	18.92%	35.36%

Ratios/supplemental data:
Net assets, end of year (thousands)	$4,691	$3,592	$2,886	$3,987	$5,614
Ratio of expenses to average net assets:
Before fee waivers	1.29%	1.45%	1.42%	1.41%	1.42%
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.20%	1.81%	0.64%	0.38%	0.79%
After fee waivers	1.26%	2.02%	0.82%	0.55%	0.97%
Portfolio turnover rate	18.70%	10.77%	34.88%	18.75%	8.43%

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

24

Al Frank Dividend Value Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Investor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.31	$10.96	$11.54	$10.15	$8.25

Income from investment operations:
Net investment income ^	0.12	0.21	0.09	0.07	0.11
Net realized and unrealized gain/(loss) on investments	4.15	1.67	(0.56)	1.39	1.90
Total from investment operations	4.27	1.88	(0.47)	1.46	2.01

Less distributions:
From net investment income	(0.14)	(0.22)	(0.11)	(0.07)	(0.11)
From net realized gain on investments	(2.05)	(0.31)	—	—	—
Total distributions	(2.19)	(0.53)	(0.11)	(0.07)	(0.11)

Redemption fees retained ^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$14.39	$12.31	$10.96	$11.54	$10.15

Total return	35.65%	17.20%	-4.09%	14.39%	24.41%

Ratios/supplemental data:
Net assets, end of year (thousands)	$16,669	$13,923	$14,209	$17,832	$15,672
Ratio of expenses to average net assets:
Before fee waivers	2.01%	2.58%	2.41%	2.35%	2.50%
After fee waivers	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fee waivers	0.82%	1.12%	0.39%	0.29%	0.69%
After fee waivers	0.85%	1.72%	0.82%	0.66%	1.21%
Portfolio turnover rate	24.89%	10.84%	37.24%	35.78%	2.17%

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

25

Al Frank Dividend Value Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Advisor Class

	Year Ended December 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$12.26	$10.92	$11.50	$10.12	$8.22

Income from investment operations:
Net investment income^	0.16	0.25	0.12	0.09	0.12
Net realized and unrealized gain/(loss) on investments	4.13	1.65	(0.56)	1.39	1.92
Total from investment operations	4.29	1.90	(0.44)	1.48	2.04

Less distributions:
From net investment income	(0.18)	(0.25)	(0.14)	(0.10)	(0.14)
From net realized gain on investments	(2.05)	(0.31)	—	—	—
Total distributions	(2.23)	(0.56)	(0.14)	(0.10)	(0.14)

Redemption fees retained	0.00 ^#	—	—	—	0.00 ^#

Net asset value, end of year	$14.32	$12.26	$10.92	$11.50	$10.12

Total return	35.97%	17.49%	-3.83%	14.60%	24.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$509	$377	282	$368	$565
Ratio of expenses to average net assets:
Before fee waivers	1.75%	2.33%	2.16%	2.10%	2.25%
After fee waivers	1.73%	1.73%	1.73%	1.73%	1.73%
Ratio of net investment income to average net assets:
Before fee waivers	1.09%	1.45%	0.62%	0.48%	0.86%
After fee waivers	1.11%	2.05%	1.05%	0.85%	1.38%
Portfolio turnover rate	24.89%	10.84%	37.24%	35.78%	2.17%

^	Based on average shares outstanding.

#	Amount is less than $0.01.

See accompanying notes to financial statements.

26

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013

NOTE 1 - ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each diversified series of Northern Lights Fund Trust II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The investment objective of the Al Frank Fund is long-term capital appreciation. The investment objectives of the Al Frank Dividend Value Fund are long-term total return from both capital appreciation and, secondarily, dividend income. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively. The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Each Fund was reorganized on January 21, 2013, from a series on Advisors Series Trust, a Delaware statutory trust, to a series on Northern Lights Fund Trust II. As a series of Northern Lights Fund Trust II, each Fund is a continuation of the identically-named predecessor fund that was a series of Advisors Series Trust.

Prior to April 30, 2006, the shares of the Funds had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Investor Class Shares. As part of its multiple class plan, the Funds now also offer Advisor Class Shares. Because the fees and expenses vary between the Investor Class Shares and the Advisor Class Shares, performance will vary with respect to each class. Under normal conditions, the Advisor Class Shares are expected to have lower expenses than the Investor Class Shares which will result in higher total returns.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds. The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent. Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party. A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Nebraska. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
27

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon their relative net assets on the date income is earned or expenses, realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment. Dividends and distributions to shareholders are recorded on ex-dividend date.

D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	REITs: The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

F.	Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

For the year ended December 31, 2013, the Al Frank Fund and the Al Frank Dividend Value Fund assessed $1,952 and $249, respectively, in redemption fees.

G.	Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

H.	Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 – SECURITIES VALUATION

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-

28

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Funds’ assets measured at fair value:

Al Frank Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,159,300	$—	$—	$13,159,300
Consumer Staples	6,472,179	—	—	6,472,179
Energy	11,884,425	—	—	11,884,425
Financials	13,610,797	—	—	13,610,797
Health Care	5,974,510	—	—	5,974,510
Industrials	12,862,905	—	—	12,862,905
Information Technology	18,390,898	—	—	18,390,898
Materials	6,567,540	—	—	6,567,540
Telecommunication Services	2,607,736	—	—	2,607,736
Total Common Stocks	91,530,290	—	—	91,530,290
Short-Term Investments	4,899,632	—	—	4,899,632
Total Investments	$96,429,922	$—	$—	$96,429,922

Al Frank Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,169,093	$—	$—	$2,169,093
Consumer Staples	1,226,524	—	—	1,226,524
Energy	1,692,581	—	—	1,692,581
Financials	2,923,587	—	—	2,923,587
Health Care	1,499,035	—	—	1,499,035
Industrials	2,027,965	—	—	2,027,965
Information Technology	3,025,868	—	—	3,025,868
Materials	1,138,826	—	—	1,138,826
Telecommunication Services	615,200	—	—	615,200
Utilities	189,810	—	—	189,810
Total Common Stocks	16,508,489	—	—	16,508,489
Short-Term Investments	661,447	—	—	661,447
Total Investments	$17,169,936	$—	$—	$17,169,936
30

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

Transfers between levels are recognized at December 31, 2013, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended December 31, 2013.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended December 31, 2013, AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the “Adviser”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2013, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $865,027 and $160,107, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. For the year ended December 31, 2013, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2013, the Advisor reduced its fees and absorbed Fund expenses in the amount of $49,208 and $4,588 for the Al Frank Fund and the Al Frank Dividend Value Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2014	186,024	2014	71,963
2015	175,404	2015	88,094
2016	49,208	2016	4,588
	$410,636		$164,645

Distributor- The Board has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Gemini Fund Services (“GFS”). For the year ended December 31, 2013, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distributor $205,815 and $38,910, respectively.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

31

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Funds were:

	Purchases	Sales
Al Frank Fund	$15,698,720	$27,820,749
Al Frank Dividend Value Fund	3,850,433	6,055,838

NOTE 6 – LINES OF CREDIT

The Al Frank Fund and the Al Frank Dividend Value Fund had lines of credit in the amount of $14,400,000 and $2,400,000, respectively. These lines of credit were intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Funds’ custodian, U.S. Bank N.A. The Funds’ closed the lines of credit effective January 18, 2013. During the year ended December 31, 2013, the Funds did not draw upon their lines of credit.

NOTE 7 – SECURITIES LENDING

The Al Frank Fund has entered into a securities lending arrangement with Morgan Stanley Securities Servicing Inc. (the “Borrower”). Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower. In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Fund’s Schedule of Investments. Securities lending income is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. The agreement provides that the Fund receives a guaranteed amount in securities lending revenue annually.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

					Gross Amounts not offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received		Net Amount
Al Frank Fund	$3,194,582	**	$—	$3,194,582	$—	$3,194,582	(1)	$—

**	Included with Investments in securities on the Statements of Assets and Liabilities.

(1)	Any over-collateralization of total financial instruments is not shown.
32

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2013 (Continued)

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following years was as follows:

	For the year ended December 31, 2013			For the year ended December 31, 2012
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
Al Frank Fund	$880,486	$11,677,697	$12,558,183	$1,693,904	$4,099,415	$5,793,319
Al Frank Dividend Value Fund	144,006	2,148,107	2,292,113	250,005	356,141	606,146

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Fund	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
Al Frank Fund	$174,822	$658,726	$35,451,036	$36,284,584
Al Frank Dividend Value Fund	—	469,406	4,620,478	5,089,884

Differences between undistributed net investment income and accumulated net realized gains on investments for book purposes and undistributed ordinary income and long-term capital gains for tax purposes is due to the tax treatment of short-term capital gains as ordinary income.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions resulted in reclassification for the Funds for the period ended December 31, 2013 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income	Gains
Al Frank Dividend Value Fund	—	8,082	(8,082)

NOTE 9 – SUBSEQUENT EVENT

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Al Frank Fund and Al Frank Dividend Value Fund

We have audited the accompanying statements of assets and liabilities of the Al Frank Fund and Al Frank Dividend Value Fund (the “Funds”), each a series of shares of beneficial interest in the Northern Lights Fund Trust II (each formerly a series of Advisors Series Trust), including the schedules of investments, as of December 31, 2013, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended December 31, 2012 and the financial highlights for each of the years in the four-year period ended December 31, 2012 were audited by other auditors whose report dated March 1, 2013, expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Al Frank Fund and Al Frank Dividend Value Fund as of December 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2014

34

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Factors Considered by the Trustees in approval of AN INVESTMENT ADVISORY Agreement

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on November 26, 2012, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Al Frank Fund and Al Frank Dividend Value Fund (collectively, the “Funds”) and AFAM Capital, Inc. (“AFAM”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Funds. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, AFAM’s Forms ADV, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. Based on their evaluation of the information provided by AFAM, in conjunction with the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Funds. The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Investment Advisory Agreement with respect to the Funds and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. During the discussions with AFAM, the Board reviewed materials provided by AFAM related to the proposed Investment Advisory Agreement with the Trust, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Funds, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered AFAM’s specific responsibilities in all aspects of the day-to-day management of the Funds. Additionally, the Board received satisfactory responses from the representative of AFAM with respect to a series of important questions, including whether AFAM was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Funds; and whether AFAM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by AFAM of its practices for monitoring compliance with each Fund’s investment limitations, noting that AFAM’s CCO periodically reviews the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information and other materials provided by AFAM and discussed such materials with AFAM. The Board concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Funds. The Board also concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM were satisfactory and reliable.

Performance.  The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. Noting the proposed reorganization of the Al Frank Fund and Al Frank Dividend Value Fund (collectively

35

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

the “Predecessor Funds”), each a series of the Advisors Series Trust (“the Predecessor Trust”), into the Al Frank Fund and Al Frank Dividend Value Fund, each a series of the Trust, the Trustees reviewed the performance of each of the Predecessor Funds, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of each Fund’s management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies and of similar size. The Board also considered any fall-out benefits likely to accrue to AFAM or its affiliates from its relationship with the Funds. The Board reviewed the contractual arrangements for the Funds, including a proposed operating expense limitation agreement pursuant to which AFAM had agreed to waive or limit its management fee and/or reimburse expenses and to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.24%, and 1.49%, of the each Fund’s average net assets, for Advisor Shares and Investor Shares, respectively, at least until April 30, 2014 and found such arrangements to be beneficial to shareholders. The Board concluded that, based on AFAM’s experience and expertise, and the services to be provided to the Funds by AFAM, the fees to be charged by AFAM were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Funds based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of AFAM provided by AFAM. With respect to AFAM, the Trustees concluded that based on the services provided and the projected growth of the Funds, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed AFAM’s expectations for growth of the Funds and the current size of the Funds and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from AFAM as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement determined that (a) the terms of the Investment Advisory Agreement are reasonable; (b) the investment advisory fees are reasonable; and (c) the Investment Advisory Agreement is in the best interests of the applicable New Funds and their shareholders.

36

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	25	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	25	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	25	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	25	Orizon Investment Counsel (financial services company) Board Member

12/31/13-NLII-V1

37

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, CEO and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001; Assistant Secretary to Northern Lights Fund Trust since 2011; Assistant Secretary of Gemini Fund Services, LLC (2003-2012), Manager, NorthStar Financial Services Group, LLC (since 2012); and Manager, Arbor Point Advisors, LLC (since 2012).	25	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

12/31/13-NLII-V1

38

Al Frank Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 888-263-6443.

12/31/13-NLII-V1

39

Privacy Policy

Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

40

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
41

Advisor

AFAM Capital, Inc.

12117 FM 2244, Bldg. 3, #170

Austin, TX 78738

alfrankfunds.com

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Transfer Agent

Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-263-6443 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-263-6443.

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Statements and other information herein are dated and are subject to change.

42

 If you have any questions or need help with your account, call our customer service team at:

888.263.6443

The Al Frank Funds Web site contains resources for both current and potential shareholders, including:

●	Performance through the most recent quarter and month end

●	Applications, including new account forms, IRA and IRA transfer forms

●	Electronic copies of the Prospectus, Annual Report and Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for important information about the investment company, including investment objectives, risks, charges and expenses.

Small company investing involves greater volatility, limited liquidity and other risks.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $24,000

2012 - $32,000

(b)

Audit-Related Fees

2013 – None

2012 - None

(c)

Tax Fees

2013 – $4,000

2012 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

2012 - None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

   2012

Audit-Related Fees:

0.00%

  0.00%

Tax Fees:

0.00%

  0.00%

All Other Fees:

0.00%

  0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012-  $6,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

3/13/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

3/13/14

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

       Date

3/13/14